UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2026

Bleichroeder Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43045	98-1888010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-984-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BBCQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BBCQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BBCQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, the Board of Directors (the “Board”) of Bleichroeder Acquisition Corp. II (the “Company”) approved the following changes to the Company’s management: (i) Andrew Gundlach was appointed Executive Chairman of the Board and resigned as President and Chief Executive Officer of the Company, effective April 29, 2026, and (ii) Marcello Padula, the Company’s currently serving Chief Operating Officer, was appointed to serve as Chief Executive Officer of the Company, effective April 29, 2026.

There are no arrangements or understandings between each of Mr. Gundlach or Mr. Padula and any other person pursuant to which each of them was selected as an officer or director of the Company. There are also no family relationships between Mr. Gundlach or Mr. Padula, respectively, and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. Neither Mr. Gundlach nor Mr. Padula is a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Gundlach’s appointment as Executive Chairman, there are no new compensatory arrangements or material amendments to any existing arrangements to report. Mr. Gundlach’s existing arrangements with the Company remain unchanged.

In connection with Mr. Padula’s appointment as Chief Executive Officer, there are no new compensatory arrangements or material amendments to any existing arrangements to report. Mr. Padula’s existing arrangements with the Company remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLEICHROEDER ACQUISITION CORP. II

Date: May 1, 2026	By:	/s/ Robert Folino
		Name:	Robert Folino
		Title:	Chief Financial Officer

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